UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 27, 2010

NUSTAR ENERGY L.P.

(Exact name of registrant as specified in its charter)

Delaware	1-16417	74-2956831
State or other jurisdiction Of incorporation	(Commission File Number)	(IRS Employer Identification No.)

2330 N. Loop 1604 West San Antonio, Texas	78248
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (210) 918-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On January 27, 2010, the Committee approved an amendment to the agreements for awards of performance units for each of NuStar GP, LLC’s (the “Company”) named executive officers pursuant to the terms of the Company’s 2000 Amended and Restated Long-Term Incentive Plan (the “LTIP”). The agreements were described in Current Reports on Form 8-K filed January 27, 2006, January 31, 2007, January 28, 2008 and January 26, 2009, and December 8, 2009, which are each hereby incorporated by reference.

As previously reported, the performance units are payable in NuStar Energy L.P.’s common units (the “Common Units”). The performance units vest annually in one-third increments beginning on the first anniversary of their grant date. Upon vesting, the performance units are converted into a number of Common Units based upon NuStar Energy L.P.’s total unitholder return during rolling three-year periods that end on December 31 of each year following the date of grant. At the end of each performance period, NuStar Energy L.P.’s total unitholder return is compared to its peer group and is ranked by quartile. Holders of the performance units then earn 0 percent, 50 percent, 100 percent or 150 percent of that portion of the initial grant that is vesting, depending upon whether NuStar Energy L.P.’s total unitholder return is in the last, third, second or first quartile, respectively; holders earn 200 percent if NuStar Energy L.P. is the highest ranking entity in the peer group.

The agreements provide that any performance units not awarded as Units as a result of a ranking in the 3rd or 4th Quartile will carry forward for one more Performance Period; up to 100% of the Performance Units carried forward may be awarded based on NuStar Energy L.P.’s performance during the next Performance Period. The amendment provides that the performance units granted in the agreements that were carried over to the 2009 Performance Period and did not vest for that Performance Period will carry forward for one additional Performance Period, resulting in a two-year carry forward for those performance units only.

Note: The form of amendment filed as an exhibit to this Current Report, together with the LTIP and the disclosures stated above, contain the material terms and conditions for participation in the compensation arrangements described in this Item. In reliance on Instruction 1 to Item 601(b)(10) of Regulation S-K, the Company is not filing each individual’s personal arrangement under the plans.

Item 9.01.	Financial Statements and Exhibits

10.1	NuStar GP, LLC Second Amended and Restated 2000 Long-Term Incentive Plan, incorporated by reference to Exhibit 10.01 to the Company’s Quarterly Report on Form 10-Q filed August 9, 2007.

10.2	Form of Amended and Restated Performance Unit Agreement, incorporated by reference to Exhibit 10.01 to the Company’s Current Report on Form 8-K filed December 8, 2009.

10.3	Form of Omnibus Amendment to Amended and Restated Performance Unit Agreements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NUSTAR ENERGY L.P.

	By:	Riverwalk Logistics, L.P. its general partner

		By:	NuStar GP, LLC its general partner

Date: February 2, 2010			By:	/s/ AMY L. PERRY
			Name:	Amy L. Perry
			Title:	Corporate Secretary